CONFIDENTIAL
Exhibit 10.165

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

FIFTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Fifth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Fifth Amendment”) is made and entered into as of this 30th day of September, 2008 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended on February 15, 2008, April 9, 2008, and June 4, 2008, (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** (***) *** transponders and *** (***) *** transponders on Galaxy 18, and *** (***) *** transponder, *** (***) *** transponder on Horizons 1, and an additional *** (***) *** Transponder Segment on Horizons 1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to extend the Capacity Term for the Additional *** Capacity;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Capacity Term. The Capacity Term for the Additional *** Capacity shall continue until 23:59 Greenwich Mean Time on ***.

3.	Monthly Fee. The Monthly Fee for the *** of Additional *** Capacity shall be US$***,*** per month.

4.	Except as specifically set forth in this Amendment, all terms and conditions of the amendment remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Third Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                                                                            GCI COMMUNICATION CORP.

/s/ Patricia Casey	/s/ Jimmy R. Sipes
Name: Patricia Casey	Name: Jimmy R. Sipes
Title: Senior VP and Deputy General Counsel	Title: VP Network Services & Chief Engineer